Prospectus Supplement - February 12, 1999*

IDS Growth Fund, Inc. (Sept. 29, 1998)
IDS Research Opportunities Fund (S-6356 D) (9/98)

The following paragraph replaces the paragraph on Guru Baliga in the "Portfolio managers" section in the prospectus:

Keith Tufte, portfolio manager, joined AEFC in 1990. He became portfolio manager of IDS Research Opportunities Fund and Aggressive Growth Portfolio in November 1998. He also became director of research - equities in 1998. Prior to that he was portfolio manager of Equity Income Portfolio.









S-6356-11 A (2/99)

*Destroy Sept. 30, 1999